Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Corporation does not have a formal written policy in place with regard to the timing of awards of options or stock appreciation rights in relation to the disclosure of material nonpublic information. During 2025, the Corporation did not grant any options or stock appreciation rights.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Corporation does not have a formal written policy in place with regard to the timing of awards of options or stock appreciation rights in relation to the disclosure of material nonpublic information.